a2012q3htafinancialsuppl

Supplemental Operating and Financial Information For the three months ended September 30, 2012 Exhibit 99.2

Table of Contents Company Overview Company Information 3 Current Period Highlights 4 Company Snapshot and Financial Highlights 6 Financial Information Condensed Consolidated Balance Sheets 7 Condensed Consolidated Statements of Operations 8 Funds From Operations (FFO), Normalized Funds From Operations (Normalized FFO) and Normalized Funds Available for Distribution (Normalized FAD) 9 Net Operating Income and Same Property Data 10 Market Capitalization and Debt Composition 11 Year to Date and Historical Acquisition Activity 12 Portfolio Information Portfolio Key Markets and In-House Property Management 13 Portfolio Diversification by Type and Campus Proximity 14 Portfolio Lease Expirations and Historical Occupancy 15 Top 15 Health System Relationships 16 Health System Relationships 17 Reporting Definitions 18 Forward-Looking Statements: Certain statements contained in this report constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements include, in particular, statements about our plans, strategies and prospects and estimates regarding future medical office market performance. Such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Forward-looking statements are generally identifiable by use of the terms such as “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward looking statements speak only as of the date made and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Any such forward-looking statements reflect our current views about future events, are subject to unknown risks, uncertainties, and other factors, and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide dividends to stockholders, and maintain the value of our real estate properties, may be significantly hindered. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning us and our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC. 2

Healthcare Trust of America

Healthcare Trust of America, Inc. ("HTA") is a fully integrated, self-administered and self-managed real estate investment trust. On June 6, 2012, HTA listed its common stock on the New York Stock Exchange ("NYSE") under the ticker symbol "HTA". Since its formation in 2006, HTA has invested $2.6 billion in its portfolio comprised of 12.5 million square feet of gross leasable area ("GLA"). HTA's portfolio is geographically diverse, with properties located in 27 states. With overall portfolio occupancy of 91.1%, 56.7% of HTA's annualized base rent comes from credit rated tenants and 95.7% of HTA's portfolio is strategically located on-campus or aligned with recognized healthcare systems.

Senior Management

Scott D. Peters
Chairman, Chief Executive Officer, and President

Kellie S. Pruitt
Chief Financial Officer, Secretary, and Treasurer

Mark D. Engstrom
Executive Vice President-Acquisitions

Amanda L. Houghton
Executive Vice President-Asset Management

Robert A. Milligan
Director of Finance

Locations and Contact Information

Corporate Headquarters
16435 North Scottsdale Road
Suite 320
Scottsdale, AZ 85254
(480) 998-3478

Indianapolis Regional Office
201 N. Pennsylvania Parkway
Suite 201
Indianapolis, IN 46280
(317) 550-2800

Charleston Regional Office
463 King Street
Suite B
Charleston, SC 29403
(843) 623-3751

Transfer Agent
DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105
(888) 801-0107

Financial Contact
Kellie S. Pruitt
Chief Financial Officer
16435 North Scottsdale Road
Suite 320
Scottsdale, AZ 85254
(480) 258-6637
Email: kelliepruitt@htareit.com

Investor Relations
Robert A. Milligan
Director of Finance
16435 North Scottsdale Road
Suite 320
Scottsdale, AZ 85254
(480) 998-3478
Email: robertmilligan@htareit.com

3

Overview Healthcare Trust of America (HTA), a publicly traded real estate investment trust, is a fully-integrated, leading owner of medical office buildings. HTA continues to take steps to maximize stockholder value and on June 6, 2012, HTA listed its common stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “HTA.” As of September 30, 2012, the Company had invested $2.6 billion in a high quality portfolio of medical office buildings (“MOB’s”) and other facilities that serve the healthcare industry. The portfolio is 95.7% on-campus or aligned with dominant healthcare systems in 27 states. It is 91.1% leased with 56.7% credit rated tenants, of which 40.1% are investment grade. The Company has a strong balance sheet with flexibility and liquidity for growth and it has investment grade ratings by Moody’s and Standard & Poor’s. HTA’s management is pleased with the financial results for the third quarter and its earnings growth. HTA will continue to focus on value creation for its shareholders by prudently investing in high quality MOBs, managing and operating its national portfolio and enhancing its investment grade balance sheet. Current Period Highlights Operating • Normalized FFO: $0.16 per share, or $35.4 million, an increase of $0.04 per share, or 33.3%, compared to 2011. • Normalized FAD: $0.13 per share, or $29.1 million, an increase of $0.02 per share, or 18.2%, compared to 2011. • Rental Income: $77.0 million, an increase of $8.7 million, or 12.8%, compared to 2011. • NOI: $52.3 million, an increase of $5.2 million, or 11.1%, compared to 2011. • Same Property Cash NOI: $43.5 million, an increase of $1.0 million, or 2.4%, as compared to 2011. Portfolio • Acquisitions: Completed the acquisition of the on-campus Rush MOB for $54.0 million. • In-house Property Management: Transitioned approximately 2.6 million square feet from third party property management companies to our in-house property management platform. • Tenant Retention: Tenant retention for the quarter was 86.8%. • Occupancy: The occupancy rate of HTA’s portfolio increased 10 basis points to 91.1% from the second quarter of 2012. • Portfolio: As of September 30, 2012, HTA’s portfolio consisted primarily of MOB's, 95.7% on-campus or aligned with dominant healthcare systems totaling 12.5 million square feet of GLA in 27 states. • Credit Rated Tenants: Investment grade rated tenants as a percent of annualized base rent was 40.1% as of September 30, 2012 and 56.7% of HTA’s annualized base rent was derived from tenants that have (or whose parent companies have) a credit rating from a nationally recognized rating agency. Balance Sheet and Liquidity • Financing: Closed on a $155.0 million, 7 year unsecured term loan and repaid $25.0 million of secured debt. • Tender Offer: Repurchased 14.9 million shares, which reduced the outstanding shares to 214.4 million as of September 30, 2012. • Investment Grade Credit Rating: Standard & Poor’s re-affirmed HTA’s investment grade credit rating with a stable outlook. • Balance Sheet: As of September 30, 2012, HTA had total assets of $2.4 billion, cash and cash equivalents of $8.3 million and $562.0 million available on its unsecured revolving credit facility. The leverage ratio of total debt to total capitalization was 32.3%. 4

Current Period Highlights (continued) Financial Results FFO and Normalized FFO Funds from Operations, or FFO, was $0.12 per share, or $26.5 million, for the three months ended September 30, 2012, compared to $0.12 per share, or $27.6 million, for the three months ended September 30, 2011. Normalized FFO was $0.16 per share, or $35.4 million, for the three months ended September 30, 2012, compared to $0.12 per share, or $28.6 million, for the three months ended September 30, 2011. Normalized FAD Normalized Funds Available for Distribution, or Normalized FAD, was $0.13 per share, or $29.1 million, for the three months ended September 30, 2012, an increase of 18.2% from $0.11 per share, or $24.5 million, in 2011. Rental Income Rental income increased 12.8% to $77.0 million for the three months ended September 30, 2012, compared to $68.3 million for the three months ended September 30, 2011. The increase in rental income was driven by $300.2 million of completed acquisitions since September 30, 2011, and same property portfolio growth. NOI Net Operating Income, or NOI, was $52.3 million for the three months ended September 30, 2012, compared to $47.1 million for the three months ended September 30, 2011. Same Property Cash NOI Same property cash NOI increased 2.4% to $43.5 million for the three months ended September 30, 2012, compared to $42.5 million for the three months ended September 30, 2011. General and Administrative Expenses General and administrative expenses were $5.2 million for the three months ended September 30, 2012, compared to $5.5 million for the three months ended September 30, 2011. Management believes the Company’s general and administrative expense reflects HTA’s normalized operations at this time as a publicly traded REIT. Interest Expense and Change in the Fair Value of Derivative Financial Instruments Interest expense and change in the fair value of derivative financial instruments for the three months ended September 30, 2012 was $14.1 million, which included $11.6 million of interest expense related to debt and interest rate swaps and a $2.5 million net loss on the change in the fair value of HTA’s derivative financial instruments. During the quarter, HTA paid off two mortgage notes totaling $25.0 million. During the first nine months of 2012, HTA entered into over $1.0 billion of new credit facilities which has been used to refinance its previous credit facility, pay off $100.3 million of existing mortgage debt, and to fund HTA’s acquisitions and other initiatives, including the tender offer. The net impact from these transactions has been to lower the average borrowing rate and extend maturities. The weighted average borrowing cost, inclusive of HTA’s interest rate swaps and cap, has decreased to 4.02% per annum, a decrease from 5.25% per annum as of December 31, 2011. Additionally, the weighted average remaining term of the debt portfolio increased from 4.1 years to 4.4 years. Acquisitions Since January 1, 2012, HTA has completed four new acquisitions and expanded one of its existing portfolios through the purchase of an additional medical office building for an aggregate purchase price of $268.2 million. The Rush MOB (Oak Park, IL) - August 2012, HTA acquired the Rush MOB for $54.0 million. The Rush MOB is a 135,000 square foot, on-campus medical office building that is 100% leased to Rush University Medical Center (Rated A2). 5

Company Snapshot and Financial Highlights as of September 30, 2012 (1) Includes the impact of interest rate derivative swaps. As of September 30, 2012 Gross real estate investments (billions) $2.6 Total buildings 265 Occupancy at September 30, 2012 91.1% Portfolio lease renewal rate (for the three months ended September 30, 2012) 86.8% Total portfolio gross leasable area (GLA)(millions) 12.5 Investment grade tenants (based on annualized base rent) 40.1% Credit rated tenants (based on annualized rent) 56.7% % of portfolio on or adjacent to campus/affiliated 95.7% Average remaining lease term for all buildings (years) 6.8 Average remaining lease term for single-tenant buildings (years) 9.1 Average remaining lease term for multi-tenant buildings (years) 5.5 Credit ratings Baa3/BBB- Cash at September 30, 2012 (millions) $8.3 Total debt to capitalization at September 30, 2012 32.3% Weighted average interest rate per annum on portfolio debt at September 30, 20121 4.0% MOB 90% Hospital 5% Senior Care 5% Building Type (based on GLA) MOB Hospital Senior Care AZ 11% TX 10% IN 10% SC 9% PA 9% FL 8% NY 7% GA 5% Other 31% Presence in 27 States (based on GLA) 6

Condensed Consolidated Balance Sheets (unaudited and in thousands, except share data) September 30, 2012 December 31, 2011 ASSETS Real estate investments, net $1,985,675 $1,806,471 Real estate notes receivable, net 20,000 57,459 Cash and cash equivalents 8,340 69,491 Accounts and other receivables, net 14,220 12,658 Restricted cash and escrow deposits 17,633 16,718 Identified intangible assets, net 287,741 272,390 Other assets, net 70,304 56,442 Total assets $2,403,913 $2,291,629 LIABILITIES AND EQUITY Liabilities: Debt, net $1,000,479 $639,149 Accounts payable and accrued liabilities 67,260 47,801 Derivative financial instruments-interest rate swaps 9,518 1,792 Security deposits, prepaid rent and other liabilities 18,721 19,930 Identified intangible liabilities, net 11,877 11,832 Total liabilities 1,107,855 720,504 Commitments and contingencies Redeemable noncontrolling interest of limited partners 3,617 3,785 Equity: Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding - - Common stock, $0.01 par value; 1,000,000,000 shares authorized; 228,491,312 shares issued and outstanding as of December 31, 2011 - 2,284 Class A common stock, $0.01 par value; 700,000,000 shares - authorized, 42,534,310 shares issued and outstanding as of September 30, 2012 425 - Class B common stock, $0.01 par value; 300,000,000 shares authorized, 171,847,533 shares issued and outstanding as of September 30, 2012 1,718 - Additional paid-in capital 1,885,448 2,032,305 Cumulative dividends in excess of earnings (601,002) (467,249) Total stockholders' equity 1,286,589 1,567,340 Noncontrolling interest 5,852 - Total equity 1,292,441 1,567,340 Total liabilities and equity $2,403,913 $2,291,629 7

Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share data) 8 Three Months Ended September 30, Nine Months Ended September 30, 2012 2011 2012 2011 Revenue: Rental income $77,031 $68,291 $221,919 $203,960 Interest income from mortgage notes receivable and other income 1,067 1,649 3,683 4,946 Total revenues 78,098 69,940 225,602 208,906 Expenses: Rental 25,809 22,883 73,254 68,465 General and administrative 5,164 5,451 16,079 16,119 Acquisition-related 1,341 404 6,633 1,827 Depreciation and amortization 29,458 27,360 87,779 80,811 Listing 4,751 - 17,295 - Non-traded REIT 350 2,709 4,197 6,104 Total expenses 66,873 58,807 205,237 173,326 Income before other income (expense) 11,225 11,133 20,365 35,580 Other income (expense): Interest expense (including amortization of deferred financing costs and debt premium/ discount): Interest related to debt (10,300) (9,936) (31,031) (29,875) Interest related to derivative financial instruments and net change in fair value of derivative financial instruments (3,832) (980) (10,066) (2,280) Debt extinguishment costs - - (1,886) - Other (expense) income (24) 17 67 161 Net (loss) income $(2,931) $234 $(22,551) $3,586 Less: net income attributable to noncontrolling interests (21) (9) (37) (40) Net (loss) income attributable to controlling interest $(2,952) $225 $(22,588) $3,546 Net (loss) income per share attributable to controlling interest on distributed and undistributed earnings-basic and diluted $(0.01) $0.00 $(0.10) $0.02 Weighted average number of shares outstanding Basic 218,264 229,391 225,501 224,151 Diluted 218,264 229,568 225,501 224,329 Distributions declared per common share $0.14 $0.18 $0.49 $0.54

Healthcare Trust of America

Funds From Operations (FFO), Normalized Funds From Operations (Normalized FFO) and Normalized Funds Available for Distribution (Normalized FAD)

(unaudited and in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2012	2011	2012	2011
Reconciliation of Net Loss to Funds From Operations (FFO):				
Net (loss) income	$(2,931)	$234	$(22,551)	$3,586
Depreciation and amortization expense	29,458	27,360	87,779	80,811
FFO	$26,527	$27,594	$65,228	$84,397
FFO per share - basic	$0.12	$0.12	$0.29	$0.38
FFO per share - diluted	$0.12	$0.12	$0.29	$0.38
Reconciliation of FFO to Normalized FFO:				
FFO	$26,527	$27,594	$65,228	$84,397
Acquisition-related expenses	1,341	404	6,633	1,827
Listing expenses	4,751	-	17,295	-
Transitional expenses	350	-	2,054	-
Net change in fair value of derivative financial instruments	2,520	589	7,815	1,163
Debt extinguishment costs	-	-	1,886	-
Other normalizing items	(54)	-	146	(1,417)
Normalized FFO	$35,435	$28,587	$101,057	$85,970
Normalized FFO per share - basic	$0.16	$0.12	$0.45	$0.38
Normalized FFO per share - diluted	$0.16	$0.12	$0.45	$0.38

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2012	2011	2012	2011
Reconciliation of Normalized FFO to Normalized FAD:				
Normalized FFO	$35,435	$28,587	$101,057	$85,970
Other expense (income)	24	(17)	(67)	(161)
Non-cash compensation expense	175	1,017	1,157	2,559
Straight-line rent adjustments, net	(1,898)	(2,867)	(6,462)	(7,088)
Amortization of acquired below and above market leases	576	610	1,598	1,948
Deferred revenue - tenant improvement related	(146)	(136)	(412)	(710)
Amortization of deferred financing costs	826	806	2,472	2,440
Recurring capital expenditures, tenant improvements and leasing commissions	(5,929)	(3,521)	(11,802)	(10,164)
Normalized FAD	$29,063	$24,479	$87,541	$74,794
Normalized FAD per share - basic	$0.13	$0.11	$0.39	$0.33
Normalized FAD per share - diluted	$0.13	$0.11	$0.39	$0.33
Weighted average number of shares outstanding:				
Basic	218,264	229,391	225,501	224,151
Diluted	218,420	229,568	225,657	224,329

9

Net Operating Income and Same Property Data (unaudited and in thousands) 10 Three Months Ended September 30, Nine Months Ended September 30, 2012 2011 2012 2011 Reconciliation of Net (Loss) Income to Net Operating Income (NOI): Net (loss) income $(2,931) $234 $(22,551) $3,586 General and administrative expenses 5,164 5,451 16,079 16,119 Acquisition-related expenses 1,341 404 6,633 1,827 Depreciation and amortization expense 29,458 27,360 87,779 80,811 Listing expenses 4,751 - 17,295 - Non-traded REIT expenses 350 2,709 4,197 6,104 Interest expense and net change in fair value of derivative financial instruments 14,132 10,916 41,097 32,155 Debt extinguishment costs - - 1,886 - Other expense (income) 24 (17) (67) (161) NOI $52,289 $47,057 $152,348 $140,441 NOI Growth 11.1% 8.5% Reconciliation of NOI to Cash NOI: NOI $52,289 $47,057 $152,348 $140,441 Straight-line rent adjustments, net (1,898) (2,867) (6,462) (7,088) Amortization of acquired below and above market leases 576 610 1,598 1,948 Other non-cash and normalizing items (195) (544) 38 (3,311) Cash NOI $50,772 $44,256 $147,522 $131,990 Cash NOI Growth 14.7% 11.8% Reconciliation of Cash NOI to Same Property Cash NOI: Cash NOI $50,772 $44,256 $147,522 $131,990 Non-same property cash net operating income (7,276) (1,799) (18,607) (4,864) Same Property Cash NOI $43,496 $42,457 $128,915 $127,126 Same Property Cash NOI Growth 2.4% 1.4%

Healthcare Trust of America

Market Capitalization and Debt Composition as of September 30, 2012 *(in thousands)*

Market Capitalization

	As of September 30, 2012
Secured Debt	$530,026
Unsecured Term Loans	455,000
Unsecured Credit Facility	13,000
Net premium	2,453
Total Debt	$1,000,479
Equity Market Capitalization	
Stock Price (as of September 28, 2012)	$9.78
Shares Outstanding	214,382
Equity Market Capitalization	$2,096,654
Total Capitalization	$3,097,134
Total Undepreciated Assets	$2,742,000
Total Debt / Total Capitalization	32.3%
Total Debt / Total Undepreciated Assets	36.5%
Total Debt / Annualized Adjusted EBITDA	5.3x

	Amount	Weighted Average Interest Rate(1)	Weighted Average Maturity in Years(2)
Fixed Rate Debt	$386,521	5.9%	4.4
Variable Rate Debt	613,958	2.8%	4.5
Total Debt	$1,000,479	**4.0%**	**4.4**

Debt Composition

Year	Fixed rate Debt	Rate(3)	Variable Rate Debt	Rate(3)	Total Debt
2012	$1,693	5.9%	$20,458	1.9%	$22,151
2013	31,326	5.8%	125,500	2.7%	156,826
2014	6,392	5.8%	-	-	6,392
2015	72,625	4.1%	-	-	72,625
2016	104,696	6.0%	313,000	2.7%	417,696
Thereafter	167,336	6.1%	155,000	4.6%	322,336
Subtotal	$384,068	5.9%	$613,958	2.8%	$998,026
Discounts and premiums	2,453	-	-	-	2,453
Total debt	$386,521	5.9%	$613,958	2.8%	$1,000,479

(1) Includes the impact of interest rate derivative swaps.
(2) Incorporates all available extension options.
(3) All interest rates are per annum.

11

2012 Acquisition Activity Property Date Property Location Acquired Purchase Price GLA St. John Providence MOB Novi, MI 1/12/2012 $ 51,320 202 Camp Creek 3 Atlanta, GA 1/31/2012 8,867 30 Penn Avenue Place Pittsburgh, PA 3/1/2012 54,000 558 Steward Portfolio Boston, MA 3/29/2012 100,000 372 Rush Medical Office Building Oak Park, IL 8/14/2012 54,000 139 Total $ 268,187 1,301 Historical Acquisition Activity Purchase Price % of Total GLA % of Total 2007 $ 413,150 16.1% 2,244 17.9% 2008 542,976 21.2% 2,916 23.3% 2009 455,950 17.8% 2,251 18.0% 2010 802,148 31.2% 3,514 28.0% 2011 68,314 2.7% 307 2.4% 2012 268,187 10.4% 1,301 10.4% Subtotal $ 2,550,725 99.4% 12,533 100.0% Mortgage note receivable 15,000 0.6% N/A N/A Total $ 2,565,725 100.0% 12,533 100.0% Year to Date and Historical Acquisition Activity as of September 30, 2012 (in thousands) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2007 2008 2009 2010 2011 2012 YTD Motgage note receivable $413,150 $542,976 $455,950 $802,148 $68,314 $268,187 $15,000 12

Portfolio Key Markets and In-House Property Management as of September 30, 2012 (in thousands) In-House Property Management Key Market Concentration Market GLA % of Portfolio Phoenix, AZ 1,152 9.2% Pittsburgh, PA 978 7.8% Greenville, SC 965 7.7% Indianapolis, IN 820 6.5% Albany, NY 741 5.9% Houston, TX 692 5.5% Atlanta, GA 574 4.6% Dallas, TX 393 3.1% Boston, MA 372 3.0% Raleigh, NC 244 2.0% Oklahoma City, OK 186 1.5% Total key market concentration 7,117 56.8% Today approximately 68.0% of total portfolio GLA is managed by HTA’s in-house management platform and HTA continues to roll out its in-house property management platform to additional markets. During the quarter, the Company transitioned 2.6 million square feet from third party property management companies to its in-house property management platform and expects to have approximately 70.0% of current GLA managed internally by year end. 13

Portfolio Diversification by Type & Campus Proximity as of September 30, 2012 Campus Proximity Portfolio Diversification by Type Number of % of Total Number of Buildings GLA(1) GLA States Medical office buildings: Single-tenant, net lease 72 2,924 23.3% 10 Single-tenant, gross lease 4 215 1.7% 3 Multi-tenant, net lease 72 3,366 26.9% 20 Multi-tenant, gross lease 98 4,806 38.4% 15 Other facilities that serve the healthcare industry: Hospitals, single-tenant, net lease 10 641 5.1% 4 Seniors housing, single-tenant net lease 9 581 4.6% 3 Total 265 12,533 100.0% Multi-Tenant On-Campus/Aligned 62.0% Single Tenant On-Campus/Aligned 33.7% Single Tenant Off-Campus 1.1% Multi-Tenant Off-Campus 3.2% (1) GLA is in thousands. 14

Healthcare Trust of America

Portfolio Lease Expirations and Historical Occupancy as of September 30, 2012

Tenant Lease Expirations

Year Ending December 31,	Number of Leases Expiring	Total GLA of Expiring Leases(1)	Percent of Area Represented by Expiring Leases	Annualized Base Rent Under Expiring Leases (1)	Percent of Total Annualized Base Rent Represented by Expiring Leases
2012	172	456	4.0%	$8,205	3.5%
2013	291	978	8.6%	19,029	8.1%
2014	206	606	5.3%	12,207	5.2%
2015	221	847	7.4%	17,832	7.6%
2016	192	1,065	9.3%	21,216	9.1%
2017	203	919	8.1%	19,385	8.3%
2018	131	893	7.8%	17,916	7.6%
2019	80	673	5.9%	16,149	6.9%
2020	88	487	4.3%	9,873	4.2%
2021	83	974	8.5%	17,901	7.6%
Thereafter	183	3,519	30.8%	74,751	31.9%
Total	1,850	11,417	100.0%	$234,464	100.0%

Historical Occupancy



100%
90%
80%
88.7%
89.5%
88.9%
90.7%
91.1%
91.1%
91.0%
91.1%
2007
2008
2009
2010
2011
March 31, 2012
June 30, 2012
September 30, 2012

(1) GLA and annualized base rent are in thousands.

15

Healthcare Trust of America

Top 15 Health System Relationships as of September 30, 2012

Tenant	Number of Buildings	Weighted Average Remaining Lease Term (years)	Credit Rating	Total Leased GLA[1]	Percent of Leased GLA	Annualized Base Rent[1]	Percent of Annualized Base Rent
Greenville Hospital System	16	11	A1	761	6.7%	$13,297	5.7%
Highmark	2	9	A	573	5.0%	9,148	3.9%
Steward Health Care System	13	11	-	372	3.3%	7,429	3.1%
Aurora Health Care	6	12	AA-	315	2.8%	6,684	2.8%
Indiana University Health	16	4	A1	310	2.7%	5,567	2.3%
Community Health Systems	7	6	B1	299	2.6%	6,482	2.8%
West Penn Allegheny Health System	2	10	B-	275	2.4%	6,227	2.7%
Deaconess Health System	5	11	A+	261	2.3%	3,885	1.7%
Banner Health	12	2	AA-	233	2.0%	4,948	2.1%
Hospital Corporation of America	7	4	B1	221	1.9%	4,896	2.1%
Capital District Physicians' Health Plan	2	4	-	200	1.7%	3,044	1.3%
Wellmont Health System	11	10	BBB+	156	1.4%	2,514	1.1%
Catholic Health Partners	7	2	A1	155	1.4%	2,306	1.0%
Rush University Medical Center Obligated	1	7	A2	137	1.2%	4,307	1.8%
Sisters of Mercy Health System	2	13	Aa3	134	1.2%	3,658	1.6%
Total	109			4,402	38.6%	$84,392	36.0%

(1) GLA and annualized base rent are in thousands.

16

Health System Relationships as of September 30, 2012 Ascension Health, based in St. Louis, Missouri is the nation's largest Catholic and nonprofit health system, and the third-largest system (based on revenues) in the United States. Ascension Health operates more than 500 locations in 20 states and the District of Columbia. Allina Health, located in Minneapolis, Minnesota is a not-for-profit health care system with more than 90 clinics, 11 hospitals and 15 pharmacies throughout Minnesota and western Wisconsin. In 2011 Allina Health employed over 24,000 employees and had not operating revenue in excess of $3 billion. Banner Health, based in Phoenix, Arizona, is one of the largest non-profit hospital systems in the United States. It operates 23 acute care hospitals and health care facilities and employs more than 36,000 people. In addition to basic emergency and medical services the organization provides level 1 trauma services, organ transplants, hospice, long- term/home care, rehabilitation services, behavioral health services, and is also involved in cutting edge research and are world renowned in their respective areas of research. Catholic Health East, based in Newtown Square, Pennsylvania, is a multi-institutional Catholic health system. The System includes 35 acute care hospitals, four long-term acute care hospitals, 26 freestanding and hospital-based long- term care facilities, 12 assisted-living facilities, four continuing care retirement communities, eight behavioral health and rehabilitation facilities, 31 home health/hospice agencies and numerous ambulatory and community-based health services. Catholic Health East facilities employ more than 60,000 full-time employees as partners in ministry. Community Health Systems, Inc., headquartered in Franklin, Tennessee, is one of the nation's leading operators of general acute care hospitals. The organization's affiliates own, operate or lease 135 hospitals in 29 states, with an aggregate of approximately 20,000 licensed beds. In over 55 percent of the markets served, CHS-affiliated hospitals are the sole provider of healthcare services. Greenville Hospital System, located in Greenville, South Carolina, is a nonprofit teaching and research institution and is one of the largest health systems in the state of South Carolina with five medical campuses, outpatient centers, radiology centers, physician practices, and research and academics – including the University of South Carolina School of Medicine-Greenville. The system has 1,268 beds, approximately 1,250 physicians included in medical staff, and approximately 10,200 employees. Highmark, based in Pittsburgh, Pennsylvania, is one of the 10 largest health insurance companies in the United States. In 2011, Highmark became one of the first in the nation to take steps to evolve from a traditional health insurance company to an integrated health and wellness company with a patient-centered care delivery system. Highmark's mission is to be the leading health and wellness company. Hospital Corporation of America, is based in Nashville, Tennessee, and was founded in 1968. HCA is one of the nation's first hospital companies and is comprised of locally managed facilities that includes about 163 hospitals and 110 freestanding surgery centers in 20 states and England and employing approximately 199,000 people. Over the last 5 years, HCA has invested approximately $1.5 billion annually to keep it’s hospitals modern and up-to-date technologically. Indiana University Health, based in Indianapolis, Indiana, is Indiana’s most comprehensive healthcare system. A unique partnership with Indiana University School of Medicine, one of the nation’s leading medical schools, gives patients access to innovative treatments and therapies. IU Health is comprised of hospitals, physicians and allied services dedicated to providing preeminent care throughout Indiana and beyond. Steward Health Care System, located in Boston, Massachusetts, is a leader in accountable care, is the largest fully integrated community care organization and community hospital network in New England. Steward is the third largest employer in Massachusetts with more than 17,000 employees serving more than one million patients annually in 85 communities. Hospitals in the system include Saint Anne’s Hospital in Fall River, Holy Family Hospital in Methuen, St. Elizabeth’s Medical Center in Brighton, Norwood Hospital in Norwood, Carney Hospital in Dorchester, Good Samaritan Medical Center in Brockton, Nashoba Valley Medical Center in Ayer, Merrimack Valley Hospital in Haverhill, Morton Hospital in Taunton and Quincy Medical Center in Quincy. Other Steward Health Care entities include Steward Medical Group and Steward Home Care. Two charitable organizations, Laboure College and Por Cristo, are also affiliated with Steward. 17

Acquisition-Related Expenses: Prior to 2009, acquisition-related expenses were capitalized and have historically been added back to FFO over time through depreciation; however, beginning in 2009, acquisition-related expenses related to business combinations are expensed. We believe by excluding expensed acquisition-related expenses, Normalized FFO provides useful supplemental information that is comparable for our real estate investments. Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): Is presented on an assumed annualized basis. We define Adjusted EBITDA for HTA as net (loss) income attributable to controlling interest computed in accordance with GAAP plus interest, depreciation, amortization, stock based compensation, change in fair value of derivatives, acquisition expenses, debt extinguishment costs, and listing expenses. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. The following is a reconciliation of our net income (loss) attributable to controlling interest, the most directly comparable GAAP financial measure, to Adjusted EBITDA. Annualized Base Rent: Annualized base rent is calculated by multiplying contractual base rent for September 2012 by 12 (but excluding the impact of abatements, concessions, and straight-line rent). Credit Ratings: Credit ratings of our tenants or their parent companies. Funds from Operations (FFO): HTA defines FFO, a non-GAAP measure, as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property and impairment write downs of depreciable assets, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. HTA presents FFO because it considers it an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income or loss. FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund HTA’s cash needs, including its ability to make distributions. FFO should be reviewed in connection with other GAAP measurements. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price and includes one portfolio of real estate notes receivable. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from HTA’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, listing expenses, non-traded REIT expenses, interest expense and net change in the fair value of derivative financial instruments, debt extinguishment costs and other income or expense. HTA believes that NOI provides an accurate measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, HTA believes that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, HTA’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Reporting Definitions For the Three Months Ended September 30, 2012 Adjusted EBITDA Net (loss) income $(2,931) Add: Depreciation and amortization 29,458 Interest expense, net 14,132 EBITDA $40,659 Acquisition-related expenses 1,341 Debt extinguishment costs - Listing expenses 4,751 Non-cash compensation expense 175 Adjusted EBITDA $46,926 Adjusted EBITDA Annualized $187,704 18

Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. HTA believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, HTA believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, HTA's use of the term Cash NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): HTA defines normalized FAD, a non-GAAP measure, which excludes from normalized FFO other income or expense, non-cash compensation expense, straight-line rent adjustments, amortization of acquired below and above market leases, deferred revenue - tenant improvement related, amortization of deferred financing costs and recurring capital expenditures, tenant improvements and leasing commissions. HTA believes normalized FAD provides a meaningful supplemental measure of our ability to fund its ongoing distributions. In order to understand and analyze HTA's liquidity, normalized FAD should be compared with cash flow (computed in accordance with GAAP). Normalized FFO should not be considered as an alternative to net income or loss (in accordance with GAAP) as an indication HTA's financial performance or to cash flow from operating activities (in accordance with GAAP) as an indicator of HTA's liquidity. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, HTA uses normalized funds from operations, or normalized FFO, which excludes from FFO acquisition-related expenses, listing expenses, transitional expenses from a non-traded to a listed entity, net change in fair value of derivative financial instruments, debt extinguishment costs and other normalizing items, to further evaluate how its portfolio might perform after its acquisition stage is complete and the sustainability of its distributions in the future. Other normalizing items are items such as legal settlements, lease termination fees and the write-off of deferred financing costs. However, HTA's use of the term normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP) as an indicator of HTA's financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of HTA's liquidity, nor is it indicative of funds available to fund HTA’s cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building or portfolio that is not located on or adjacent to key hospital based-campuses and is not aligned with recognized healthcare systems. On-Campus / Health System Aligned: On-campus refers to refer to a property that is located on or adjacent to (within ¼ mile) a healthcare system. Aligned refers to a property that is not on the campus of a healthcare system and located greater than ¼ mile from such a campus, but leased 50% or more to a healthcare system. Recurring Capital Expenditures, Tenant Improvements, Leasing Commissions: Represents amounts paid for 1) recurring capital expenditures required to maintain and re-tenant our properties, 2) second generation tenant improvements, and 3) leasing commissions paid to third party leasing agents to secure new tenants. Retention: Tenant Renewal Ratio is defined as the sum of the total leased GLA of tenants that renew an expiring lease over the total GLA of expiring leases. Same Property Cash Net Operating Income: To facilitate the comparison of Cash NOI between periods, HTA calculates comparable amounts for a subset of our owned properties referred to as "same properties." Same property amounts are calculated as the amounts attributable to properties which have been owned and operated by HTA during the entire span of all periods reported. Therefore, any properties acquired after the first day of the earlier comparison period are excluded from same properties. Reporting Definitions (continued) 19

20